                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 ------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 11, 2001
                                                   ---------------------------


                           The Fortress Group, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                               0-28024                       54-1774977
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(State or Other Jurisdiction         (Commission                  (IRS Employer
of Incorporation)                    File Number)           Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                        22102
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
                                                  -----------------------------

Item 2 - Disposition of Assets


        On August 31, 2001, the Company sold its subsidiary Christopher Homes LLC ("Christopher") to The JCS Family #1 Trust, (the "Trust"), a trust created by J. Christopher Stuhmer, a former owner of Christopher Homes and a former director of Fortress. Mr. Stuhmer is also the owner of 378,303 shares of Fortress common stock (approximately 12% of the current outstanding common shares). The sale price for the subsidiary was approximately $28.0 million, in the form of the assumption of secured debt and other liabilities. In connection with the transaction, the Company will record a loss on sale estimated at $10.7 million before taxes in the third quarter. The transaction will generate a tax benefit expected to result in approximately $5.0 million in cash savings. Christopher conducted the Company's business in Las Vegas, Nevada. The purchase price was determined by arms-length negotiation.

        As previously reported in the Company's Annual Report on Form 10-K filed on March 30, 2001 and Current Report on Form 8-K filed on May 15, 2001, the Company sold on February 28, 2001, to Acquisition Company of Wisconsin, Inc., a company owned by the Company's former Chief Operating Officer, the assets of the Company's subsidiary Brookstone Homes for approximately $4.1 million in cash and assumption of the existing secured debt and other liabilities. Brookstone conducted the Company's business in Milwaukee, Wisconsin.

        As previously reported in the Company's Quarterly Report on Form 10-Q filed on May 15, 2001 and Current Report on Form 8-K filed on May 15, 2001, the Company sold on May 1, 2001, to D. R. Horton, Inc. and affiliates, substantially all of the assets of, including the mortgage operations related to, the Company's subsidiary Fortress-Florida, Inc. D. R. Horton Inc. and its affiliates paid approximately $28.0 million in cash and assumption of the existing secured debt and other liabilities. Fortress-Florida conducted the Company's business in Jacksonville, Florida.

        As previously reported in the Company's Quarterly Report on Form 10-Q filed on August 14, 2001 and Current Report on Form 8-K filed on July 13, 2001, the Company sold on July 2, 2001, to Whittaker Builders, Inc. and affiliates, substantially all of the assets of the Company's subsidiary Whittaker Homes LLC. Whittaker Builders, Inc. and its affiliates paid approximately $51.4 million, which included approximately $11.8 million in cash and assumption of the existing secured debt and other liabilities. Whittaker Homes LLC conducted the Company's business in St. Louis, Missouri.


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


        Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

        (b) Unaudited pro forma financial information pursuant to Article 11 of Regulation S-X

              Pro Forma Condensed Consolidated Balance Sheets as of December 31, 2000 and June 30, 2001

              Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2000 and Six Months ended June 30, 2001

        The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000, is based on the historical financial statements of Brookstone Homes, Fortress-Florida, Whittaker Homes and Christopher Homes and the historical financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sales had been consummated on December 31, 2000.

        The unaudited pro forma condensed consolidated balance sheet as of June 30, 2001, is based on the historical financial statements of Whittaker Homes and Christopher Homes and the historical financial statements of the Company after giving effect to the dispositions described in Item 2 as if the sales had been consummated on June 30, 2001.

        The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 and six months ended June 30, 2001 is based on the historical consolidated statements of operations of Brookstone Homes, Fortress-Florida, Whittaker Homes and Christopher Homes and the historical consolidated financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sales had been consummated on January 1, 2000 and January 1, 2001 respectively. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2001 does not reflect the $10.2 million net of tax gain on retirement of the $45.8 million face value of its Senior Notes.

        The unaudited pro forma condensed consolidated balance sheet also reflects the Company's purchase of $45.8 million face value of its Senior Notes for approximately $24.7 million in cash during the second quarter of 2001 and the pay down of additional secured debt. The reduction of unsecured debt will result in an interest savings to the Company of approximately $6.3 million on an annualized basis.

        These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.

                           THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                              DECEMBER 31, 2000
                                (IN THOUSANDS)

                                                FORTRESS            DISPOSITIONS             PRO FORMA
                                                --------            ------------             ---------
                                             GROUP, INC.                AND DEBT          CONSOLIDATED
                                             -----------                --------          ------------
                                                                  REPURCHASE (1)
                                                                  --------------

ASSETS:
Cash and Cash Equivalents                        $ 7,412              $   859              $ 8,271
Accounts Receivable, net                          11,400              (1,993)                9,407
Inventories                                      312,111            (128,721)              183,390
Mortgage Loans                                    12,153                    0               12,153
Property and Equipment, net                       11,032              (4,040)                6,992
Other Assets, net                                 38,444              (4,911)               33,533
Goodwill                                          29,015             (13,530)               15,485
                                                  ------             --------               ------

           TOTAL ASSETS                         $421,567           $(152,336)             $269,231
                                                 =======            =========              =======
LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                           $58,580             $(14,325)             $44,255
Notes, Long Term Liabilities                     285,641             (134,884)             150,757
Shareholders' Equity                              77,346               (3,127)              74,219
                                                  ------             ---------             -------

TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                       $421,567            $(152,336)            $269,231
                                                 =======             =========             =======

TANGIBLE NET WORTH (TNW)                         $48,331                                   $58,734

DEBT TO TNW                                         5.91                                      2.57

TOTAL LIABILITIES TO TNW                            7.12                                      3.32

(1)  The disposition and debt repurchase column is summarized as follows:

                              Christopher     Brookstone      Florida            Whittaker         Company              Total
                              -----------     ----------      --------           ---------        ---------             ------
       Assets                  $ (43,902)      $ (10,118)     $ (43,465)         $ (59,301)        $  4,450          $(152,336)
       Liabilities               (33,821)         (6,063)       (19,317)           (34,823)          (9,385)          (103,409)
       Senior Notes                     0               0              0                  0         (45,800)           (45,800)
       Equity                           0               0              0                  0          (3,127)            (3,127)

                           THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                                JUNE 30, 2001
                                (IN THOUSANDS)

                                                FORTRESS     DISPOSITIONS (2)             PRO FORMA
                                                --------     ----------------             ---------
                                             GROUP, INC.                               CONSOLIDATED
                                             -----------                               ------------
ASSETS:
Cash and Cash Equivalents                        $ 7,314              $ (972)              $ 6,342
Accounts Receivable, net                          10,577                  268               10,845
Inventories                                      245,203             (28,828)              216,375
Assets Held for Sale                              61,123             (60,190)                  933
Mortgage Loans                                    12,657                    0               12,657
Property and Equipment, net                        7,636              (1,100)                6,536
Other Assets, net                                 36,214              (1,822)               34,392
Goodwill                                          14,981                    0               14,981
                                                --------              -------               ------
           TOTAL ASSETS                         $395,705            $(92,644)             $303,061
                                                 =======             ========              =======
LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                           $55,571             $(11,681)             $43,890
Notes, Long Term Liabilities                     260,976              (74,037)             186,939
Shareholders' Equity                              79,158               (6,926)              72,232
                                                 -------               -------              ------

TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                       $395,705             $(92,644)            $303,061
                                                 =======              ========             =======

TANGIBLE NET WORTH (TNW)                         $64,177                                   $57,251

DEBT TO TNW                                         4.07                                      3.27

TOTAL LIABILITIES TO TNW                            4.93                                      4.03

(2)     The disposition column is summarized as follows:

                              Christopher       Whittaker         Company              Total
                              -----------       ---------         -------              ------
       Assets                  $ (35,710)       $ (62,150)         $ 5,216          $ (92,644)
       Liabilities               (25,204)         (50,691)          (9,823)           (85,718)
       Equity                           0                0          (6,926)            (6,926)

                                      5

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 2000
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                        FORTRESS    DISPOSITIONS (3)            PRO FORMA
                                                        --------    ----------------            ---------
                                                      GROUP, INC.                            CONSOLIDATED
                                                      -----------                            ------------
Total Homebuilding Revenue                               $682,733          $(281,324)           $401,409
Cost of Sales                                             582,113           (247,878)            334,235
                                                          -------           ---------            -------
Gross Profit                                              100,620            (33,446)             67,174
Operating Expenses                                         82,454            (27,112)             55,342
                                                           ------            --------             ------
                                                           18,166             (6,334)             11,832
Impairment Charges                                         14,849             (9,650)              5,199
                                                           ------             -------              -----
Operating Income                                            3,317               3,316              6,633
Other (Income) Expenses                                     (183)                 855                672
                                                            -----                 ---                ---
Homebuilding Pretax Profit                                  3,500               2,461              5,961
Financial Services                                            440                   0                440
                                                              ---               -----                ---
        INCOME BEFORE TAXES                                 3,940               2,461              6,401
Provision for Income Taxes                                  1,726               1,009              2,735
                                                            -----               -----              -----

         NET INCOME                                        $2,214              $1,452             $3,666
                                                            =====              ======              =====
 Net Loss/Income Applicable
   to Common Shareholders                                 $ (455)              $1,452              $ 997
                                                            =====              ======             ======
 Net (Loss)/Income Per Share,
    Basic                                                 $(0.15)               $0.47              $0.32
                                                            =====              ======              =====

 Net (Loss)/Income Per Share,
    Diluted                                               $(0.15)               $0.31              $0.16
                                                            =====              ======              =====

(3)     The disposition column is summarized for major categories as follows:

                              Christopher    Brookstone        Florida          Whittaker        Total
                              -----------    ----------        -------          ---------        ------
       Revenues                $ (66,004)      $ (28,067)     $(104,642)         $ (82,611)    $(281,324)
       Cost of Sales             (63,208)        (23,473)       (91,514)           (69,683)     (247,878)
       Operating Expenses         (7,286)         (3,367)        (7,131)            (9,328)      (27,112)
       Impairment Charges         (7,030)         (2,620)              0                  0       (9,650)

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

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                        SIX MONTHS ENDED JUNE 30, 2001
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                          FORTRESS    DISPOSITIONS (4)           PRO FORMA
                                                          --------    ----------------           ---------
                                                        GROUP, INC.                           CONSOLIDATED
                                                        -----------                           ------------
Total Homebuilding Revenue                                 $263,433          $(79,915)           $183,518
Cost of Sales                                               221,331           (69,586)            151,745
                                                            -------           --------            -------
Gross Profit                                                 42,102           (10,329)             31,773
Operating Expenses                                           38,093           (10,766)             27,327
                                                             ------           --------             ------
                                                              4,009              (437)              4,446
Impairment Charges                                           18,013           (13,800)              4,213
                                                             ------           --------              -----
Operating Income                                           (14,004)             14,237                233
Other (Income) Expenses                                       (381)                432                 51
                                                              -----                ---                 --
Homebuilding Pretax (Loss)/Profit                           (13,623)            13,805                182
Financial services                                              221                  0                221
Gain on Sale of Subsidiaries                                  1,755            (1,755)                  0
                                                              -----            -------                 --
(LOSS)/INCOME BEFORE TAXES
AND EXTRAORDINARY ITEM                                     (11,647)             12,050                403
(Benefit)/Provision for Income Taxes                        (4,775)              4,940                165
                                                            -------              -----                ---
(LOSS)/INCOME BEFORE EXTRAORDINARY ITEM                    $(6,872)             $7,110              $ 238
                                                             ======             ======             ======
 (Loss) Applicable to Common
   Shareholders Before Extraordinary Item                  $(8,172)             $7,110           $(1,062)
                                                             ======             ======             ======
 (Loss) Per Share Before
    Extraordinary Item, Basic                               $(2.64)            $(2.30)            $(0.34)
                                                             ======             ======             ======
 (Loss) Per Share Before
    Extraordinary Item, Diluted                             $(0.90)            $(0.78)            $(0.12)
                                                             ======             ======             ======

(4)     The disposition column is summarized for major categories as follows:

                              Christopher    Brookstone        Florida          Whittaker        Total
                              ------------    ----------       --------          ---------        ------
       Revenues                $ (25,145)      $  (1,166)     $ (24,696)         $ (28,908)    $ (79,915)
       Cost of Sales             (22,958)           (760)       (21,153)           (24,715)      (69,586)
       Operating Expenses         (3,247)           (427)        (2,266)            (4,826)      (10,766)
       Impairment Charges              0               0              0            (13,800)      (13,800)



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
         (c)   Exhibits

               2.11 Purchase Agreement dated April 5, 2001, among J. Christopher Stuhmer, Christopher Homes, LLC, Fortress Holding - Virginia, Inc. and Registrant.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   The Fortress Group, Inc.


Date:       September 11, 2001                     By:  /S/ George C. Yeonas
     ----------------------------                     -------------------------
                                                        George C. Yeonas
                                                        Chief Executive Officer



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




                              INDEX TO EXHIBITS

        Exhibit
        Number                      Description

               2.11 Purchase Agreement dated April 5, 2001, among J. Christopher Stuhmer, Christopher Homes, LLC, Fortress Holding - Virginia, Inc. and Registrant.


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